UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

STANDARD DIVERSIFIED INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 5th Avenue, 12th Floor New York, NY	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 922-3752

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	SDI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Information.

Standard Diversified Inc. (the “Company”) is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the Securities and Exchange Commission (the SEC) on March 16, 2020 (the 2019 Form 10-K). The updates to the 2019 Form 10-K retrospectively, solely to reflect the reclassification of the presentation of the assets and liabilities of the Maidstone insurance business, which comprised the entirety of the Company’s Insurance segment, and the results of its operations as discontinued operations.

The updates to the 2019 Form 10-K reflect the Company’s previously disclosed disposal of its Maidstone insurance business and are consistent with the presentation included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020, which was filed with the SEC on May 4, 2020.

Exhibit 99.1 to this Current Report on Form 8-K contains the following items from the 2019 Form 10-K, which have been updated to reflect the presentation of assets and liabilities and discontinued operations as described above:

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
•	Part II, Item 8. Financial Statements and Supplementary Data; and
•	Part IV, Item 15. Exhibits, Financial Statement Schedules.

The information in this Current Report on Form 8-K supersedes the information in the referenced sections of the 2019 Form 10-K.  This information has been retrospectively revised for the reclassification of the insurance segment as discontinued operations as described above and has not been updated for any other events occurring after the filing of the 2019 Form 10-K.  No other items of the 2019 Form 10-K have been revised.

Accordingly, this Current Report on Form 8-K does not purport to update amounts or disclosures for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, except as is related to the items described above. For other developments since the filing of the 2019 Form 10-K, refer to the Company’s Form 10-Q for the quarterly period ended March 31, 20120 and other filings made by the Company subsequent to the filing of the 2019 Form 10-K. The information in this Current Report on Form 8-K should be read in conjunction with the Company’s previously filed Annual Reports on Form 10-K, Quarterly Report on Form 10-Q, Current Reports on Form 8-K and the Company’s subsequent filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm (filed herewith)

99.1	Updated financial information for the years ended December 31, 2019 and 2018 (filed herewith)

101
XBRL (eXtensible Business Reporting Language). The following materials from Standard Diversified, Inc.’s Annual Report on Form 10-K for the years ended December 31, 2019 and 2018, formatted inXBRL: (i) consolidated balance sheets, (ii) consolidated statements of (loss) income, (iii) consolidated statements of comprehensive (loss) income, (iv) consolidated statements of equity, (v) consolidated statements of cashflows, and (vi) notes to the consolidated financial statements (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED INC.

Date: May 12, 2020	By:	/s/ Bradford A. Tobin
Name: Bradford A. Tobin
Title: General Counsel & Secretary